EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Quarterly  Report  of  Intrepid  Holdings,  Inc. (the
"Company") on Form 10-QSB for the period ended May 15, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Maurice Stone, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.


Date:  May  15,  2006


/s/ Maurice Stone
------------------------------
Maurice  Stone
Chief  Executive  Officer  and
Principal  Financial  Officer

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